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                                                                     Exhibit 8.1



                    [Letterhead of Sullivan & Cromwell LLP]








                                                    March 24, 2006




UBS AG,
      Bahnhofstrasse 45,
           Zurich,
                Switzerland.



UBS Preferred Funding Trust V,
      c/o Wilmington Trust Company,
           1100 North Market Street,
                Wilmington, Delaware 19890.



UBS Preferred Funding Trust VI,
      c/o Wilmington Trust Company,
           1100 North Market Street,
                Wilmington, Delaware 19890.



UBS Preferred Funding Trust VII,
      c/o Wilmington Trust Company,
           1100 North Market Street,
                Wilmington, Delaware 19890.



UBS Preferred Funding Trust VIII,
      c/o Wilmington Trust Company,
           1100 North Market Street,
                Wilmington, Delaware 19890.


UBS Preferred Funding Trust IX,
      c/o Wilmington Trust Company,
           1100 North Market Street,
                Wilmington, Delaware 19890.



Ladies and Gentlemen:

      As counsel to UBS AG (the "Company"), UBS Preferred Funding Trust V, UBS Preferred Funding Trust VI, UBS Preferred Funding Trust VII, UBS Preferred Funding Trust VIII and UBS Preferred Funding Trust IX (together with UBS Preferred Funding Trust V, UBS Preferred Funding Trust VI, UBS Preferred Funding Trust VII and UBS Preferred Funding Trust VIII, the "UBS Preferred Funding Trusts") in connection with the registration of an unspecified aggregate initial
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UBS AG                                                                      -2-

offering price or number of the debt securities and warrants to be issued (on a delayed and continuous basis) by the Company and an unspecified aggregate initial offering price or number of the trust preferred securities to be issued (on a delayed and continuous basis) by the UBS Preferred Funding Trusts, in each case, pursuant to each base prospectus (each a "Prospectus") that forms a part of the registration statement on Form F-3 of the Company and the UBS Preferred Funding Trusts filed with the Securities and Exchange Commission on March 27, 2006 (the "Registration Statement") to which this opinion is filed as an exhibit, we hereby confirm to you that the discussions set forth under the heading "U.S. Tax Considerations" contained in each Prospectus in the Registration Statement is our opinion, subject to the limitations set forth therein.

      We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to each reference to us under the heading "U.S. Tax Considerations" in each Prospectus in the Registration Statement. In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                                     Very truly yours,



                                                     /s/ SULLIVAN & CROMWELL LLP